Debt	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Debt

(7) Debt

The Company’s carrying value of debt consisted of the following (in thousands):

	June 30, 2019	December 31, 2018
Secured Term Note Payable	$9,077	$9,077
Insurance and Other Notes Payable	161	121
Less: Amounts due within one year	(2,661)	(2,621)

Total Debt	$6,577	$6,577

Secured Term Note Payable

On September 30, 2013 Stabilis LNG Eagle Ford LLC entered into a Secured Term Note Payable with Chart Energy & Chemicals, Inc. (the “Lender”) in connection with a Master Sales Agreement whereby the Lender agreed to sell Stabilis LNG Eagle Ford LLC certain equipment for its liquefaction plant. The total value of the agreement was not to exceed $20.5 million and was billed in advances based on a “Milestone Payment Schedule”. The note contained various covenants that limit the Stabilis LNG Eagle Ford LLC’s ability to grant certain lines, incur additional indebtedness, guarantee or become contingently liable for obligations of any person except for those allowed by the lender, merge or consolidate into or with a third party or engage in certain asset dispositions and acquisitions, pay dividends or make distributions, transact with affiliates, prepayment of indebtedness, and issue additional equity interests. Further, the Master Sales Agreement is secured by $20.0 million equity interest and first lien on all plant assets including land. Borrowings bear interest on the outstanding principal at the rate of 3.0% plus the London interbank offered rate.

On May 19, 2017, the Company, purchased the remaining 49% ownership of Stabilis LNG Eagle Ford LLC and 50% ownership of FHR resulting in the ownership of 100% controlling interest therefore requiring consolidation and assumption of the related debt. Accordingly, the Secured Term Note Payable was amended on August 21, 2017 whereby only the payment terms of principal and interest were modified to be payable in eight installments as follows: (i) $2.5 million plus accrued interest due on August, 24, 2017, (ii) $2.5 million plus accrued interest due on August 24, 2018, (iii) $2.5 million plus accrued interest due on August 24, 2019, (iv) four equal payments of $1.5 million plus accrued interest on each anniversary date of August 24, 2019 thereafter, (v) and $0.6 million plus accrued interest on the remaining unpaid balance of the Amended Secured Term Note Payable on August 24, 2024. In the event all principal and interest is paid in full by August 24, 2023, an additional payment of $2.2 million is to be forgiven.

Insurance Notes Payable

The Company finances its annual commercial insurance premiums for its business and operations with a finance company. The dollar amount financed was $0.4 million for the 2018 to 2019 policy. The outstanding principal balance on the premium finance note was $0.1 million at December 31, 2018 and $0.1 million at June 30, 2019. The renewal will occur in August 2019. The Company makes equal monthly payments of principal and interest over the term of the notes which are generally 10 months in term. The interest rate for the 2018 to 2019 insurance policy was 5.4%. The note was unsecured.